Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SS.1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report, as amended, of Micromem Technologies Inc. (the "Company") on Form 20-F for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Antonio Lopes, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 28, 2004

/s/Antonio Lopes
Antonio Lopes